UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2009

ARBINET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100
(Registrant’s telephone number, including area code)

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01  Changes in Registrant’s Certifying Accountant.

On June 25, 2009, the Audit Committee of the Board of Directors of Arbinet Corporation (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm effective immediately.  The reports of Ernst & Young on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except for the explanatory paragraph regarding the change in the Company’s accounting for uncertain tax positions required by FASB Interpretation No. 48.

During the two most recent fiscal years and through June 25, 2009, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the subject matter of such disagreements in its reports on the financial statements for such years.

During the two most recent fiscal years and through June 25, 2009, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated June 26, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 25, 2009, the Company’s Audit Committee voted to appoint Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009.  During the last two fiscal years and through June 25, 2009, the Company has not consulted with Friedman regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion Friedman might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Item

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 26, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET CORPORATION

By:	/s/ John B. Wynne, Jr.
Name:	John B. Wynne, Jr.
Title:	Chief Financial Officer

Date:  June 30, 2009

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EXHIBIT INDEX

Exhibit No.	Item

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 26, 2009.

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